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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  MAY 14, 1997


                            NEWPARK RESOURCES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         DELAWARE                        1-2960              72-1123385
---------------------------            -----------        -------------------
(Sate or other jurisdiction            (Commission          (IRS Employer
    of incorporation)                  File Number)       Identification No.)

     3850 NORTH CAUSEWAY, SUITE 1770
          METAIRIE, LOUISIANA                                   70002
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(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code:  (504) 838-8222
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ITEM 5. OTHER EVENTS.

        On May 14, 1997, the stockholders of Newpark Resources, Inc., a Delaware corporation ("Newpark"), approved amendments to Newpark's Certificate of Incorporation to effect a two-for-one split of Newpark's issued and outstanding shares of Common Stock and to increase the aggregate number of shares of Common Stock that Newpark is authorized to issue from 20,000,000 to 80,000,000. The amendment to the Certificate of Incorporation (the "Amendment") will become effective on May 30, 1997 (the "Effective Date"). Stockholders of record as of the close of business on the Effective Date will receive, as soon as practicable after the Effective Date, an additional stock certificate representing one share of Newpark Common Stock for each share held immediately prior to the stock split. Newpark currently anticipates distribution of the additional shares to be made on or about June 20, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     1. Form of Certificate of Amendment of Certificate of Incorporation of the registrant, dated May 20, 1997.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

                                            NEWPARK RESOURCES, INC.


                                                 /s/ James D. Cole
Dated:  May 20, 1997                        By: ___________________________
                                                James D. Cole, Chairman of the
                                                Board, President and
                                                Chief Executive Officer



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